FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                    REVOLVING CREDIT AGREEMENT

                 NEW ENGLAND BUSINESS SERVICE, INC.




     FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING
CREDIT AGREEMENT dated as of October 24, 2001 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the "Guarantors"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national banking association ("Fleet"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with Fleet, the "Banks"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as agent for itself and such other lending institutions (the "Agent"), and CITIZENS BANK OF MASSACHUSETTS, as syndication agent.

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Second Amended and Restated Revolving Credit Agreement dated as of July 13, 2001 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower has requested that, in connection with the Borrower's issuance of up to $50,000,000 of its unsecured, pari passu notes (collectively, the "Notes"), the Agent and the Banks amend the Credit Agreement to permit the issuance and existence of the Notes and to make certain other revisions as set forth in detail below;

     WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, and the Agent have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

     1. Amendment to 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting, before the period (".") at the end of the definition of Consolidated Total Interest Expense, the following text:

         ", but excluding up to $2,200,000 of (i) fees paid to any Bank in connection with this Credit Agreement or the Indebtedness permitted by 7.1(r)(ii) and (ii) fees paid to any purchasers of the Indebtedness permitted by 7.1(r)(i) in connection with such Indebtedness, in each case to the extent accrued or amortized during such period."

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     2.  Amendment of 6.16 of the Credit Agreement.  Section 6.16 of the
Credit Agreement is hereby amended by:

         (a) deleting subsection (a) thereof in its entirety, and inserting in lieu thereof the text:

                "(a)  Intentionally omitted."

         (b) deleting subsection (b) thereof in its entirety, and inserting in lieu thereof the text:

                "(b)  Intentionally omitted."

     3. Amendment of 7.1 of the Credit Agreement. Section 7.1 of the Credit Agreement is hereby amended by:

         (a) amending 7.1(r)(ii) thereof by inserting, immediately before the text "unsecured Indebtedness", the text "until such time as any Indebtedness by 7.1(r)(i) shall have been incurred,";

         (b) inserting, in subsection (r), immediately after the text "shall not at any time exceed $250,000,000 and the terms of any Indebtedness permitted pursuant to this 7.1(r) shall include such terms and conditions as the Agent may require" the text ", with the Agent being satisfied with the form and substance of the documentation evidencing such Indebtedness and hereby being authorized to enter in to such intercreditor or other agreements with the holders of any Indebtedness permitted by this subsection
             (r) as the Agent shall deem necessary or appropriate";

         (c) deleting the text "and" at the end of subsection (r);

         (d) deleting subsection (t) thereof in its entirety and inserting in lieu thereof the following text:

               "(t) Indebtedness consisting of the guaranty by any Subsidiary of the Borrower of any Indebtedness permitted by 7.1(r)(i); and

                (u) Indebtedness of the Borrower or any of its Subsidiaries
                    (other than Russell & Miller, Chiswick Trust or R&M Trust) not expressly permitted under subsections (a) - (t) of this 7.1, in an aggregate amount not to exceed $5,000,000 at any time;
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             provided, however, that any other provision of this 7.1
             notwithstanding, until such time as UCC financing statement 1736869, filed with the New Jersey Secretary of State's office, has been terminated, none of the Borrower or any of its Subsidiaries shall incur or permit to exist any Indebtedness to PNC, N.A., successor to
             Midlantic National Bank."

     4. Amendment of 7.3 of the Credit Agreement. Section 7.3 of the Credit Agreement is hereby amended by:

        (a) deleting the text of subsection (f) in its entirety, and inserting in lieu thereof the following text:

            "Investments consisting of (i) the Guaranty and (ii) any guaranty from any Subsidiary or Subsidiaries of the Borrower guarantying Indebtedness permitted by 7.1(r)(i) or, until such time as any Indebtedness permitted by 7.1(r)(i) shall have been incurred, 7.1(r)(ii).";

        (b) deleting from subsection (r) the text "(i) the Borrower or any Guarantor and (ii) other Subsidiaries that are not Guarantors in an aggregate amount not to exceed $15,000,000." and inserting in lieu thereof the text "the Borrower or any Guarantor.";

        (c) deleting subsection (s) thereof in its entirety and inserting in lieu thereof the text:

               "(s) (i) Investments described in Schedule 7.3 hereto and existing as of June 30, 2001 by a Subsidiary that is not a Guarantor in other Subsidiaries that are not Guarantors and
               (ii) Investments by a Subsidiary that is not a Guarantor in other Subsidiaries that are not Guarantors made after June 30, 2001 in an aggregate amount not to exceed $15,000,000; and"; and

        (d) inserting, in the order required by alphabetical order, the following new subsection (t):

               "(t) Investments not otherwise expressly permitted under subsections (a) - (s) of this 7.3, in an aggregate amount not to exceed $5,000,000 at any one time."

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     5.  Amendment of 7.10 of the Credit Agreement.  Section 7.10 of the
Credit Agreement is hereby amended by deleting the period (".") at the end thereof and inserting in lieu thereof the text ", other than the documents evidencing any Indebtedness permitted by 7.1(r)."

     6. Amendment of 7.14 of the Credit Agreement. Section 7.14 of the Credit Agreement is hereby deleted in its entirety, and the following new
7.14 is hereby inserted in lieu thereof:

         "7.14. Subordinated or Pari Passu Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to,

         (a) amend, supplement or otherwise modify the terms of (i) any subordinated Indebtedness permitted by 7.1(r)(i) (other than any extension of the date of payment therefor or any reductions in the rate at which interest or other fees are payable to the holders thereof in connection therewith) or (ii) any pari passu
         Indebtedness permitted by 7.1(r) in any manner which could reasonably be expected to result in the occurrence of a Default or an Event of Default; provided, however, that the Borrower will not, and will not permit any of its Subsidiaries to, enter into any such amendments, supplements or modifications described in this subsection (a) without providing to the Agent and the Banks copies thereof within five (5) days following the effectiveness thereof; or

         (b) prepay, redeem or repurchase any of the subordinated or pari passu Indebtedness permitted by 7.1(r)(i); provided, however, that the Borrower may prepay, redeem or repurchase any pari passu Indebtedness permitted by 7.1(r)(i) so long as (x) no Default or Event of Default has occurred and is continuing or would occur as a result thereof, and (y) immediately after each such prepayment, redemption or repurchase of pari passu Indebtedness permitted by 7.1(r)(i), (i) the aggregate amount of the Banks' Unfunded
         Commitments (after giving effect to all Syndicated Loans and Competitive Bid Loans requested) shall equal or exceed
         $10,000,000; and (ii) Consolidated Funded Debt, as of the date of such prepayment, redemption or repurchase (and after giving effect thereto), shall not exceed (A)(1) EBITDA for the four fiscal quarters of the Borrower ending at the end of the fiscal quarter of the Borrower ending immediately prior to such prepayment, redemption or repurchase multiplied by (2) 2.5 minus (B) $10,000,000."

     7. Amendment of Schedules 7.2 and 7.3 to the Credit Agreement. The Credit Agreement is hereby amended by inserting, at the end of Schedules 7.2 and 7.3, respectively, the text of Schedules 7.2(a) and 7.3(a), attached hereto.

     8. Representations and Warranties. Each of the Borrower and the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in 9 below are met, as follows:
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    (a)  The execution and delivery by each of the Borrower and the
Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

    (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

    (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

    (d) The representations and warranties contained in 5 of the Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

    (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

    (f)  Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in 11.1(e) of the
Credit Agreement, a breach of which shall constitute an Event of Default.
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     9.  Effectiveness.  This Amendment shall become effective as of the date first written above (the "Effective Date") or, in the case of 1, 2, 5 and 7 above, as of the Closing Date, upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:

    (a) This Amendment shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect; and

    (b) Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

    10.  Miscellaneous Provisions.

    (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

    (b) Without limiting the expense reimbursement requirements set forth in 14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

    (c)  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH
OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND
SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH
SUCH LAWS.

    (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                             BORROWER:

                             NEW ENGLAND BUSINESS
                             SERVICE, INC.


                             By: /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title:  Senior Vice President, CFO
                                         and Treasurer


                             BANKS:

                             FLEET NATIONAL BANK formerly known
                             as BankBoston, N.A.,
                             individually and as Agent


                             By: /s/ Irene Bertozzi Bartenstein
                                 Name:  Irene Bertozzi Bartenstein
                                 Title:  Vice President


                             KEY BANK N.A.


                             By: /s/ Lisa Turilli
                                 Name:  Lisa Turilli
                                 Title:  Vice President

                             CITIZENS BANK OF
                             MASSACHUSETTS,
                             as successor to USTrust


                             By: /s/ Daniel Bernard
                                 Name:  Daniel Bernard
                                 Title:  Vice President


                             SUNTRUST BANK


                             By:
                                 Name:  Karen Copeland
                                 Title:


                             THE BANK OF NOVA SCOTIA


                             By: /s/ T. M. Pitcher
                                 Name:  T.M. Pitcher
                                 Title:  Authorized Signatory


                             NATIONAL CITY BANK

                             By: /s/ Tara M. Handforth
                                 Name:  Tara M. Handforth
                                 Title:  Assistant Vice President


                             WEBSTER BANK


                             By:
                                 Name:  Juliana B. Dalton
                                 Title:  Vice President

                             Signature page
                         to the First Amendment

     Each of the undersigned hereby acknowledges the foregoing First Amendment as of the Effective Date and agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan Documents.

                                     MCBEE SYSTEMS, INC.


                                     By: /s/ Daniel M. Junius
                                         Name:  Daniel M. Junius
                                         Title:  Treasurer


                                     CHISWICK, INC.


                                     By: /s/ Daniel M. Junius
                                         Name:  Daniel M. Junius
                                         Title:  Treasurer


                                     PREMIUMWEAR, INC.
                                        By: /s/ Daniel M. Junius
                                            Name:  Daniel M. Junius
                                            Title:  Treasurer


                                     RAPIDFORMS, INC.


                                     By: /s/ Daniel M. Junius
                                         Name:  Daniel M. Junius
                                         Title:  Treasurer

                                     RUSSELL & MILLER, INC.


                                     By: /s/ Daniel M. Junius
                                         Name:  Daniel M. Junius
                                         Title:  Treasurer



                                     R&M TRUST
                                     Robert J. Murray, Daniel M. Junius and
                                     Craig Barrows, as Trustees under
                                     Declaration of Trust of R&M Trust dated
                                     July 20, 1998 and filed with the
                                     Secretary of the Commonwealth of
                                     Massachusetts on July 27, 1998, and not
                                     individually


                                     By: /s/ Robert J. Murray
                                         Robert J. Murray, as Trustee under
                                         said Declaration of Trust and not
                                         individually


                                     By: /s/ Daniel M. Junius
                                         Daniel M. Junius, as Trustee under
                                         said Declaration of Trust and not
                                         individually


                                     By: /s/ Craig Barrows
                                         Craig Barrows, as Trustee under said
                                         Declaration of Trust and not
                                         individually

                                     CHISWICK TRUST
                                     Robert J. Murray, Daniel M. Junius and
                                     Craig Barrows, as Trustees under
                                     Declaration of Trust of Chiswick Trust
                                     dated September 15, 1999 and filed with
                                     the Secretary of the Commonwealth of
                                     Massachusetts on September 17, 1999,
                                     and not individually


                                     By: /s/ Robert J. Murray
                                         Robert J. Murray, as Trustee under
                                         said Declaration of Trust and not
                                         individually


                                     By: /s/ Daniel M. Junius
                                         Daniel M. Junius, as Trustee under
                                         said Declaration of Trust and not
                                         individually


                                     By: /s/ Craig Barrows
                                         Craig Barrows, as Trustee under said
                                         Declaration of Trust and not
                                         individually

                                     VERIPACK.COM, INC., formerly
                                     known as RAPIDPAK.COM, INC.


                                     By: /s/ Daniel M. Junius
                                         Name:  Daniel M. Junius
                                         Title:  Treasurer


                                     PWI HOLDINGS, INC.


                                     By: /s/ Daniel M. Junius
                                         Name:  Daniel M. Junius
                                         Title:  Treasurer


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